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                                                                   EXHIBIT 10(f)

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                                 AIRCRAFT LEASE

                          DATED AS OF FEBRUARY 11, 1998

                                     BETWEEN


                            MIRAMONTE AVIATION, LLC,
                                    as Lessor

                                       AND

                         MPW MANAGEMENT SERVICES CORP.,
                                    as Lessee




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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

Definitions...................................................................1

SECTION 1.   LEASE OF AIRCRAFT................................................4

SECTION 2.   TERM, RENT AND LESSOR USAGE......................................4

SECTION 3.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
             LESSOR...........................................................5

SECTION 4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
             LESSEE...........................................................6

SECTION 5.   NET LEASE........................................................7

SECTION 6.   RETURN OF AIRCRAFT...............................................7

SECTION 7.   LIENS............................................................8

SECTION 8.   TAXES............................................................8

SECTION 9.   MAINTENANCE AND OPERATION; COMPLIANCE AND USE;
             REPLACEMENT PARTS; ADDITIONS.....................................9

SECTION 10.  INSPECTION......................................................11

SECTION 11.  LOSS OR DESTRUCTION; REQUISITION OF USE.........................11

SECTION 12.  INSURANCE.......................................................12

SECTION 13.  INDEMNIFICATION.................................................13

SECTION 14.  SUBLEASE; POSSESSION............................................14

SECTION 15.  TAX INDEMNIFICATION.............................................14

SECTION 16.  EVENT OF DEFAULT................................................15

SECTION 17.  REMEDIES........................................................17

SECTION 18.  NOTICES.........................................................17

SECTION 19.  SUCCESSORS AND ASSIGNS..........................................18


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SECTION 20.  MISCELLANEOUS...................................................18

SECTION 21.  PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR..................19

SECTION 22.  TRUTH-IN-LEASING................................................19



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                                 AIRCRAFT LEASE
                                 --------------


         THIS AIRCRAFT LEASE dated as of February 11, 1998 (the "Lease"), between MIRAMONTE AVIATION, LLC ("Lessor") and MPW MANAGEMENT SERVICES CORP., an Ohio corporation ("Lessee"). Certain capitalized terms as used in this Lease are defined below, and such definitions are hereby incorporated herein and made a part hereof.

             DEFINITIONS

         (a) All references in the Lease to designated Sections and other Sections and other subdivisions are to such designated Sections and other subdivisions only, and the words "herein", "hereof" and "hereunder" and other words of similar import refer to the Lease as a whole and not to any particular Section or other subdivision.

         (b) Except as otherwise indicated, all the agreements or instruments defined herein or shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof.

         (c) The terms defined in this Lease shall, for purposes of the lease and all Exhibits hereto, have the meanings assigned to them and shall include the plural as well as the singular.

         (d) The following terms shall have the following meanings for all purposes of the Lease:

         "Abatement" shall have the meaning defined in Section 5.

         "Aircraft" shall mean the 1989 Cessna Citation V Airframe, Manufacturer's Serial Number 560-0007, Registration Number N57VP delivered and leased under the Lease with (i) the Engines installed on such Airframe, and (ii) all Parts leased in connection therewith.

         "Airframe" shall mean the Aircraft defined herein and any and all Parts so long as the same shall be incorporated or installed in or attached to such aircraft, or so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 11 of the Lease. Unless the context requires otherwise, the term Airframe shall not include the Engines from time to time installed on the Airframe.

         "Casualty Value" means the value of the Aircraft on the date of an Event of Loss which will be calculated based on the assessment of an agreed upon third party aircraft valuation expert.

         "Claims" shall have the meaning defined in Section 13.

         "Daily Prorated Rent" shall mean the Rent divided by 365, which equals $965.30.




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         "Default" shall mean an event that, after the giving of notice or lapse of time, or both, would constitute an Event of Default.

         "Depreciation Deduction" shall have the meaning set forth in the definition of "Tax Benefits."

         "Delivery Date" shall mean the date the Aircraft is delivered by Lessor and accepted by Lessee under this Lease.

         "Engine" shall mean (i) the two JT 15D-5A engines described in the Used Aircraft Purchase Agreement and originally installed on the Airframe covered by such Lease Supplement whether or not from time to time thereafter no longer installed on such Airframe, and (ii) any engine which may from time to time be substituted for an Engine leased thereunder; together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto shall remain vested in Lessor after removal from such Engine.

         "Engines" shall mean, as of any date of determination, all Engines then leased under the Lease.

         "Event of Default" shall have the meaning set forth in Section 16 of the Lease.

         "Event of Loss" with respect to the Aircraft, the Airframe or any Engine shall mean any of the following events with respect to such property: (i) loss of such property or the use thereof for more than sixty (60) days due to theft, disappearance, destruction, damage beyond repair or rendition of such property permanently unfit for normal use for any reason whatsoever; (ii) any damage to such property that results in an insurance settlement with respect to such property on the basis of a total loss; (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, except for a period not extending beyond the term of the Lease, such property by the act of any government (foreign or domestic) or of any state or local authority or any instrumentality or agency of the foregoing ("Requisition of Use");
         (iv) as a result of any rule, regulation, order or other action by any government (foreign or domestic) or governmental body (including, without limitation, the Federal Aviation Administration or any foreign governmental body) having jurisdiction, the use of such property shall have been prohibited, or such property shall have been declared unfit for use, for a period of six consecutive months, unless Lessor, prior to the expiration of such six-month period, shall have undertaken and, in the opinion of Lessor, shall be diligently carrying forward all steps that are necessary or desirable to permit the normal use of such property by Lessee or, in any event, if use shall have been prohibited, or such property shall have been declared unfit for use, for a period of twelve consecutive months, (v) with respect to an Engine, the removal thereof from the Airframe for a period of six months or longer, whether or not such Engine is operational; (vi) such property shall be returned to the manufacturer other than for modification in the event of patent infringement or for repair or replacement (any such return being herein referred to as a "Return to Manufacturer"). The date of such


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         Event of Loss shall be the date of such theft, disappearance, destruction, damage, Requisition of Use, unfitness for use for the stated period or Return to Manufacturer. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe that is part of such Aircraft. An Event of Loss with respect to any Engine shall not, without loss of the Airframe, be deemed an Event of Loss with respect to the Aircraft.

         "Expiration Date" shall mean the date on which the original Lease Term expires.

         "Extension Period" shall mean any period in which the Lease is in effect after the Expiration Date.

         "FAA" and "Federal Aviation Administration" means the United States Federal Aviation Administration, the administrator thereof and any agency or instrumentality of the United States government succeeding to their functions.

         "Federal Aviation Act" shall mean the Federal Aviation Act of 1958, as amended.

         "Impositions" shall have the meaning set forth in Section 8 of the Lease.

         "Lessor's Lien" shall mean a Lien on or in respect of the Aircraft or any part thereof securing a claim against Lessor or any other Person that claim results from an act or omission on the part of Lessor or a claim arising by, through or under Lessor.

         "Liens" shall mean any mortgage, pledge, lien, charge, disposition of title, encumbrance, lease, exercise of rights, security interest, easement, servitude, or claim of any kind whatsoever.

         "Loss" and "Foreign Loss" shall have the meanings set forth respectively in Section 15 of the Lease.

         "Maintenance Cost Limitation" shall have the meaning set forth in
         Section 9.1.

         "Parts" shall mean all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than Additions or complete Engines), which may from time to time be incorporated or installed in or attached to the Airframe or any Engine.

         "Person" shall mean any individual, partnership, corporation, trust, unincorporated association or joint venture, a government or any department or agency thereof, or any other entity.

         "Rent" shall mean the Base Rent and Excess Rent as defined in Section
         2.2 hereof.

         "Replacement Parts" shall have the meaning set forth in Section 9 of the Lease.



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         "Tax Benefits" shall mean certain assumptions of Lessor with respect to its treatment of the Aircraft Lessor's rights hereunder for income tax purposes, as follows: (i) that the Lessor will be treated as owner of the Aircraft for Federal, state and local income tax purposes; (ii) that the Lessor will be entitled to the maximum depreciation deductions allowable pursuant to Section 167(a) of the Code ("Depreciation Deduction") determined pursuant to Section 168(a) of the Code, beginning in Lessor's taxable year that includes the Delivery Date;
         (iii) that the Depreciation Deduction is determined on a five (5) year recovery period, as defined in Section 168(c) of the Code and the applicable depreciation method pursuant to Section 168(b) of the Code; and (iv) that the Depreciation Deduction over the recovery period shall be Lessor's Cost.

         "Term" shall have the meaning set forth in Section 2.1.

         "Used Aircraft Purchase Agreement" means agreement UA-9522 between The Cessna Aircraft Company and MPW Industrial Services, Inc. dated September 15, 1995 and attached hereto as Exhibit One.

SECTION 1. LEASE OF AIRCRAFT

         Lessee hereby agrees to lease from Lessor the Aircraft pursuant to the terms and conditions of this Lease.

SECTION 2. TERM, RENT AND LESSOR USAGE

         2.1 Except as set forth in the next succeeding sentence, the leasing of the Aircraft by Lessor to Lessee shall be for a Term beginning on February 1, 1998 and ending on January 31, 2003 unless this Lease shall have been terminated or extended in accordance with the terms hereof. Notwithstanding the previous sentence, either party shall have the right to terminate this lease on not less than 120 days' prior written notice to the other party, and the date set forth in such written notice shall be deemed to be the expiration of the Term.

         2.2 Lessee shall pay Lessor Rent in the amount of $360,000 per year (the "Base Rent"), payable in equal monthly installments of $30,000 per month on the 1st day of each month commencing February 1, 1998 plus applicable state and local sales taxes with respect to this Lease and payable in United States currency. The parties agree that the Base Rent is calculated on the basis that Lessee will use the Aircraft for no more than 250 engine hours per year (the "Base Usage"). To the extent that for any year of the Term, the Aircraft is used for more than the Base Usage, Lessee shall pay to Lessee, no later than 45 days following the end of such year, an amount equal to $250 for each engine hour that the Aircraft is used by Lessee in excess of the Base Usage (the "Excess Rent").

         2.3 All payments of Rent hereunder shall be made on the date payable hereunder to Lessor in immediately available funds or by check at 1400 Stringtown Road, Lancaster, Ohio 43130, Attn: Monte R. Black, or at such other address or to such other Person as Lessor may direct by notice in writing to Lessee.


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         2.4 As additional consideration for this Lease, Lessee agrees that
Lessor shall have the right to use the Aircraft, including the pilots, fuel and other goods and services provided with the Aircraft, at mutually convenient times. Lessor agrees to pay Lessee for such use of the Aircraft at a rate of $700 per engine hour, which amount shall be payable upon receipt of an invoice therefor, or may be setoff by Lessee from amounts of Rent due hereunder.

SECTION 3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF
           LESSOR

         Lessor represents, warrants and agrees:

         3.1 that during the term of this Lease as long as no Event of Default has occurred, Lessee's use of the Aircraft shall not be interrupted by Lessor or anyone claiming through or under Lessor.

         3.2 that Lessor is a limited liability company with authority to enter into, and consummate, the transactions contemplated by, this Lease and that this Lease has been duly authorized, executed and delivered by the Lessor and constitutes a valid, enforceable and binding obligation of the Lessor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditor's rights and general principles of equity, including without limitation, specific performance.

         LESSEE EXPRESSLY AGREES TO LEASE THE AIRCRAFT "AS-IS, WHERE-IS". LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND LESSOR HEREBY DISCLAIMS, ANY OTHER REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE AIRCRAFT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE AGREEMENT OR AGREEMENTS RELATING THERETO, THE ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR THE ABSENCE OF ANY INFRINGEMENT OR ANY PATENT, TRADEMARK OR COPYRIGHT, NOR SHALL LESSOR BE LIABLE REGARDLESS OF ANY ACTUAL OR ALLEGED NEGLIGENCE OF LESSOR, OR FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT, AND ANY RISKS WITH RESPECT THERETO SHALL BE ASSUMED BY LESSEE. THE FOREGOING SHALL NOT, HOWEVER, BE CONSTRUED TO RELIEVE LESSOR FROM LIABILITY TO LESSEE FOR DAMAGES PROXIMATELY CAUSED BY LESSOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR LESSOR'S ACTS OF NEGLIGENCE IN THE UNDERTAKING OF AFFIRMATIVE ACTS. The warranties set forth hereinabove are in lieu of all other warranties of Lessor, whether written, oral or implied with respect to this Lease or the Aircraft, and Lessor shall not be deemed to have modified in any respect the obligations of Lessee pursuant to Section 5 hereof, which obligations are absolute and unconditional.




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SECTION 4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSEE

         Lessee represents, warrants and agrees as follows:

         4.1 DUE ORGANIZATION. Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio. Lessee is and will continue to be a "Citizen of the United States" within the meaning of
Section 101(16) of the Federal Aviation Act, and has the corporate power and authority to carry on its business as presently conducted, to hold property under lease and to enter into and perform its obligations under this Lease.

         4.2 DUE AUTHORIZATION; ENFORCEABILITY. The Lease has been duly authorized by all necessary corporate action on the part of Lessee and does not require any approval of the stockholders of Lessee, and has been or will be duly executed and delivered by Lessee and, assuming due authorization, execution and delivery by the other party thereto, is or will be legal, valid and binding obligations of Lessee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application affecting the enforcement of creditor's rights and general principles of equity, including without limitation, specific performance.

         4.3 NO VIOLATION. The execution and delivery of the Lease by Lessee is not, and the performance by it of its obligations under the Lease will not be, inconsistent with its articles of incorporation or code of regulations, does not and will not contravene any law, governmental rule or regulation, judgment or order applicable to or binding on Lessee, does not and will not contravene any provision of, or constitute a default or result in the creation of any Lien (other than as permitted by Section 7 hereof) under any indenture, mortgage, contract or other instrument to which Lessee is a party or by which it is bound, and does not and will not require any approval or consent of any trustee or holders of indebtedness or obligations of Lessee, except such as have been duly obtained.

         4.4 GOVERNMENTAL APPROVALS. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of or by, any Federal, state or local governmental authority or agency except with respect to the operation and maintenance of Aircraft (including, without limitation, the Federal Aviation Administration) or other Person is required with respect to the execution, delivery and performance by Lessee under the Lease or the consummation of any of the transactions by Lessee contemplated hereby or thereby, or if any such approval, notice, registration or action is required, it has been duly given or obtained.

         4.5 LOCATION OF CHIEF EXECUTIVE OFFICES. The chief executive office or chief place of business (as either of such terms is used in Article 9 of the Uniform Commercial Code) of Lessee is 9711 Lancaster Road S.E., P.O. Box 895, Hebron, Ohio 43205, and Lessee agrees to give Lessor not less than ten (10) days prior written notice of any relocation of said chief executive office or chief place of business from its present location.

         4.6 COPIES ON AIRCRAFT. A copy of this Lease, related Lease Supplements, and a current and valid AC Form 8050-1 will be kept on the Aircraft at all times during the term of this Lease.



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SECTION 5. NET LEASE

         This Lease is a net lease, and Lessee acknowledges and agrees that Lessee's obligation to pay all Rent hereunder, and the rights of Lessor in and to such Rent, shall be absolute and unconditional and shall not be subject to any abatement, reduction, set-off, defense, counterclaim or recoupment ("Abatements") for any reason whatsoever, including without limitation, Abatements due to any present or future claims of Lessee against Lessor under this Lease or otherwise, against the Airframe Manufacturer or Engine Manufacturer or against any other Person other than Lessor for whatever reason. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the obligations of Lessee be affected, by reason of any defect in or damage to, or any loss or destruction of, the Aircraft or any part thereof from whatsoever cause, or the interference with the use thereof by Lessor or any Person, or the invalidity or unenforceability or lack of due authorization of this Lease or lack of right, power or authority of Lessor or Lessee to enter into this Lease, or for any other cause, whether similar or dissimilar to the foregoing, any present or future law or regulation to the contrary notwithstanding, it being the express intention of Lessor and Lessee that all Rent payable by Lessee hereunder shall be, and continue to be, payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. Provided, however, nothing contained herein shall be deemed a waiver of or prevent Lessee from enforcing any of its rights against Lessor hereunder.

SECTION 6. RETURN OF AIRCRAFT

         6.1 MANUALS AND RECORDS. Upon the expiration or termination of this Lease (except under Section 11), Lessee, at its own expense, will return the Aircraft to Lessor and shall deliver all logs, manuals and data, including without limitation inspection, modification and overhaul records required to be maintained with respect thereto under this Lease or under the applicable rules and regulations of the Federal Aviation Administration, along with a currently effective Federal Aviation Administration airworthiness certificate to Lessor to any location within the continental United States as Lessor shall direct. Subject to the consent of the maintenance or warranty provider, as applicable, Lessee shall, upon request, assign to Lessor its rights under any maintenance service contract or warranty for the Aircraft, any Engine or Part thereof. All expenses for return of the Aircraft and delivery of the aforementioned logs, manuals and data shall be borne by Lessee, except that any cost to assign any maintenance contract or warranty shall be Lessor's obligation. If Lessee desires to obtain for its own use the United States "N" registration number that is on the Airframe, prior to the return of the Aircraft to Lessor, Lessee, at its expense, shall make application to the FAA for a new "N" number designated by Lessor, and shall have such new number painted on the Airframe in such location and to such specifications as Lessor shall direct.

         6.2 CONDITION OF AIRCRAFT. The Aircraft when returned to Lessor shall be in as good operating condition as when delivered to Lessee, ordinary wear and tear and Event of Loss excepted. In addition, the Aircraft shall be returned (a) in the condition in which the Aircraft is required to be maintained pursuant to
Section 9 hereof, but with all logos or other identifying marks of Lessee removed; (b) free and clear of all Liens other than Lessor's liens; (c) such that each Engine is current on the service required under the Engine Manufacturer's maintenance service program or an equivalent service program authorized in writing by Lessor.



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         6.3 DELAYED RETURN. If Lessee fails to return the Aircraft on termination or expiration of the Term, Lessor shall be entitled to damages equal to the Daily Prorated Rent for the Aircraft. Such damages for retention of the Aircraft after termination or expiration of the Term shall not be interpreted as an extension or reinstatement of the Term.

         6.4 SURVIVAL. All of Lessor's rights contained in this Section shall survive the expiration or other termination of this Lease.

SECTION 7. LIENS

         Title to the Aircraft shall remain in the Lessor exclusively. Lessee will not directly or indirectly create, incur, assume or suffer to exist any Liens on or with respect to the Aircraft or any part thereof, Lessor's title thereto or any interest of Lessor therein (and Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien), except (a) the respective rights of Lessor and Lessee as herein provided, (b) the rights of others under agreements or arrangements to the extent expressly provided by the terms of Section 16 hereof, (c) Lessor's Liens, (d) Liens for taxes either not yet due or being contested by Lessee in good faith (and for the payment of which adequate assurances in Lessor's reasonable judgment have been provided Lessor), and (e) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business of Lessee for sums not yet delinquent or being contested in good faith (and for the payment of which adequate assurances in Lessor's reasonable judgment have been provided Lessor).

SECTION 8. TAXES

         Lessee shall not be liable for any taxes on or measured by the income or net worth of Lessor. Lessee agrees to pay and to indemnify Lessor for, and hold Lessor harmless from and against, all other license and registration fees, sales, use, excise, personal property, ad valorem, value added, leasing, leasing use, stamp, landing, airport use or other taxes, levies, imposts, duties, charges, or withholdings of any nature, together with any penalties, fines or interest thereon ("Impositions"), arising out of the transactions contemplated by this Lease and imposed against Lessor, Lessee or the Aircraft or any part thereof by any Federal, state, local or foreign government or other taxing authority upon or with respect to the Aircraft or any part thereof or upon the sale, purchase, ownership, delivery, leasing, possession, use, operation, return, transfer or other disposition thereof or upon the rentals, receipts or earnings arising therefrom (other than those Impositions arising therefrom after the expiration of the Lease term, for which Lessor shall be responsible), or upon or with respect to this Lease, unless, and only to the extent that, Lessee shall have given to Lessor written notice of any such Imposition, which notice shall state that such Imposition is being contested by Lessee in good faith with due diligence and by appropriate proceedings. The foregoing notwithstanding, Lessor, not Lessee, shall be responsible for any Impositions, including but not limited to fines, penalties and interest, resulting from Lessor's failure to file returns, reports and/or pay in a timely manner any Impositions assessed Lessor, unless Lessor and Lessee agree in writing that Lessee and not Lessor will file any such returns or reports. If a claim is made against Lessee or Lessor for any Imposition, the party receiving notice of such claim shall promptly notify the other, but the failure of either party to so notify the other shall not relieve Lessee of its obligation under this Section to indemnify Lessor, provided that the party failing to promptly notify the other party shall


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be liable for any and all damages, costs, fines, pending, and/or other expense proximately caused by such failure.

SECTION 9. MAINTENANCE AND OPERATION; COMPLIANCE AND USE; REPLACEMENT PARTS;
           ADDITIONS

         9.1 MAINTENANCE AND OPERATION. Except as set forth in the next succeeding sentence, Lessee shall (i) maintain, inspect, service, repair, overhaul and test the Airframe and each Engine in accordance with (a) all required procedures under any maintenance manuals initially furnished with the Aircraft, including any subsequent amendments or supplements to such manuals issued by the Airframe Manufacturer or Engine Manufacturer from time to time,
(b) all mandatory "Service Bulletins" and "Aircraft Modification Kits" issued, supplied, or available by or through the Airframe Manufacturer and/or the Engine Manufacturer with respect to the Aircraft, and (c) all "airworthiness alerts" and Airworthiness Directives issued by the Federal Aviation Administration or similar regulatory agency having jurisdictional authority, and whenever possible causing compliance to such Directives to be completed through corrective modification in lieu of operating manual restrictions; (ii) maintain all records, logs and other materials required by the Federal Aviation Administration to be maintained in respect of the avionics, Airframe and each Engine or by the Airframe Manufacturer or Engine Manufacturer for enforcement of any warranties; (iii) with due diligence after written request, furnish to Lessor such information as may be required to enable Lessor to timely file any reports required by any governmental authority as a result of Lessor's ownership of the Aircraft; and (iv) not change the Aircraft's primary hangar location without the consent of Lessor, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Lessor shall be responsible for the costs and expenses of the Hot Section Inspection and 3,000 Hours Time Between Overhaul, as such terms are defined in the Cessna Maintenance Manual. Lessee shall not remove the Aircraft from the Continental United States, or from the base indicated for a period in excess of thirty (30) days, without the express, prior written consent of Lessor. All maintenance procedures required by Section 9.1(i) shall be undertaken and completed in accordance with Airframe Manufacturer's or Engine Manufacturer's required procedures, and only by properly trained, licensed, and certificated maintenance sources and maintenance personnel, so as to keep the Airframe and each Engine in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear excepted, and so as to keep the Aircraft in such operating condition as may be necessary to enable the airworthiness certification of such Aircraft to be maintained in good standing at all times under the Federal Aviation Act. Lessee further agrees that it shall comply with the Engine Manufacturer's maintenance service program currently in force (a certified copy of which has been provided to Lessor), or an equivalent maintenance program authorized in writing by Lessor, for the full term of the Lease and shall take all steps necessary under the terms thereof to keep such maintenance service program in effect with respect to the Engines.

         9.2 COMPLIANCE AND USE. Lessee agrees that the Aircraft will be maintained, used and operated in compliance with any and all statutes, laws, ordinances, regulations and mandatory standards or directives issued by any governmental agency applicable to the maintenance, use or operation thereof, in compliance with any airworthiness certificate, license or registration relating to the Aircraft issued by any agency and in a manner that does not modify or impair any existing warranties on the Aircraft or any part thereof. Lessee also represents and warrants that it will operate the Aircraft primarily in the conduct of its business and not operate or permit the Aircraft to be


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operated at any time or in any geographic area when insurance required by the provisions of Section 12 hereof shall not be in effect. Throughout the term of this Lease, except as otherwise expressly stated, the possession, use and maintenance of the Aircraft shall be at the sole risk and expense of Lessee and the Aircraft shall be based and properly hangared at the primary hanger location. At all times the Aircraft will be operated only by duly-qualified, currently-certificated pilots having the minimum total pilot hours required by the requirements of Lessee's insurance carriers, and for such certification by the Federal Aviation Administration.

         9.3 REPLACEMENT PARTS. Lessee shall as soon as practicable replace all Parts that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered or declared unfit for use for any reason whatsoever (such substituted parts hereinafter called Replacement Parts). In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may, at its own cost and expense, remove serviceable parts, provided that Lessee shall, at its own cost and expense, replace such serviceable Parts as promptly as practicable. All Replacement Parts shall be free and clear of all Liens except Lessor Liens and shall be in as good operating condition as, and shall have a value and utility as least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to the Airframe or such Engine and which meet the requirements for Replacement Parts specified above. Immediately upon any Replacement Part becoming incorporated or installed in or attached to the Airframe or any Engine as above provided, without further act, (a) title to the removed Part shall thereupon vest in Lessee, free and clear of all rights of Lessor and shall no longer be deemed a Part hereunder,
(b) title to such Replacement Part shall thereupon vest in Lessor, and (c) such Replacement Part shall become subject to the Lease and be deemed part of the Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed or attached to the Airframe or such Engine.

         9.4 AIRCRAFT MARKING. Lessee agrees, at its own cost and expense, to
(a) cause the Airframe and the Engines to be conspicuously identified with the Registration Number N57VP; (b) notify Lessor of any change in an Engine serial number resulting from a replacement of an Engine pursuant to this Lease and file an appropriate Lease Supplement with the FAA with respect thereto; (c) prominently display on the Aircraft the Registration Number N57VP; (d) affix and maintain in the Aircraft reasonably adjacent to the airworthiness certificate a nameplate bearing the Aircraft Registration Number and such other markings as from time to time may be required by law or otherwise deemed necessary or advisable by Lessor in order to protect the title of Lessor to the Aircraft and the rights of Lessor under this Lease.

         9.5 ALTERATIONS. Lessee shall not make any alterations, additions, or improvements to the Aircraft without the express, prior written consent of Lessor. Any additions and improvements to the Aircraft during the term of this Lease shall be at the sole cost and expense of Lessor. All additions and improvements of whatsoever kind or description made to the Aircraft shall belong and become the property of Lessor upon their creation and Lessee shall have no interest therein.

SECTION 10. INSPECTION

         Lessor shall have the right, upon reasonable notice, but not the duty, to inspect the Aircraft and any Engine at any reasonable time at Lessee's primary hangar location. Lessee shall, at any reasonable time, make Lessee's books and records pertaining to the Aircraft available to Lessor for inspection at Lessee's primary hangar location.

SECTION 11. LOSS OR DESTRUCTION; REQUISITION OF USE

         11.1 NOTIFICATION OF EVENT OF LOSS AIRCRAFT. Upon the occurrence of an Event of Loss with respect to the Airframe, or any Engine (whether or not then installed on such Airframe), or any engine installed on such Airframe, Lessee shall notify Lessor thereof within ten (10) days of the date thereof. Within thirty (30) days following the date of an Event of Loss with respect to the Airframe or the Airframe and any Engines then installed thereon Lessee shall pay the lessor the Casualty value of the Aircraft determined as of the Rent Date immediately preceding the date of such Event of Loss plus an amount equal to the Daily Prorated Rent, together with any Rent then due. Upon making Payment of such Casualty Value in respect thereof and all Rent due and owing with respect thereto, Lessee's obligation to pay further Rent for the Aircraft for months commencing subsequent to such Event of Loss shall cease. Upon making the payment of the Casualty Value together with any rent due and owing, Lessor shall convey all of Lessor's right, title and interest in the Aircraft to Lessee or to Lessee's insurance carrier, as Lessee may direct, free and clear of any and all Lessor's Liens and Lessor shall have no further rights, title or interest in the Aircraft.

         11.2 RISK OF LOSS: NO RELEASE OF OBLIGATIONS. Lessee shall bear the risk of loss and shall not be released from its obligations hereunder in the event of any damage to the Aircraft or any part thereof or any Event of Loss relating thereto.

         11.3 APPLICATION OF INSURANCE PROCEEDS. As between Lessor and Lessee, it is agreed that all insurance proceeds under policies required hereby received as the result of the occurrence of an Event of Loss with respect to the Aircraft will be applied as follows: proceeds that shall not exceed the Casualty Value required to be paid by Lessee pursuant to Section 11.1 shall be applied in reduction of Lessee's obligation to pay such Casualty Value, if not already paid by Lessee, or, if already paid by Lessee and no Event of Default has occurred and is continuing shall be applied to reimburse Lessee for its payment of such Casualty Value, and the balance, if any, of such insurance proceeds remaining thereafter will be paid to the order of Lessee. The proceeds of any insurance received by Lessor on account of or for any loss not constituting an Event of Loss shall be released upon written application signed by the President, the Treasurer or a Vice President of Lessee for the payment of, or to reimburse the Lessee for the payment of, the cost of repairs and Replacement Parts (which application shall be accompanied by evidence satisfactory to Lessor of such cost and evidence of good title to such Replacement Parts in Lessor and a statement
(i) that such repairs have been completed and (ii) that no Event of Default has occurred and is continuing) and any balance remaining shall be paid to Lessee; provided that, if Lessee is at the time of such application or payment in Default in the payment of any other liability of Lessee to Lessor hereunder, such proceeds may be applied against any such liability by Lessor in its sole discretion, and such amount shall be paid to Lessee at such time as there no longer exists any Default or Event of Default.

SECTION 12. INSURANCE

         12.1 PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE. Lessee represents and warrants that it will maintain in effect, at its own expense, with insurers of recognized responsibility reasonably satisfactory to Lessor, (a) public liability insurance against personal injury and property damage claims (including, without limitation, passenger legal liability) in an amount not less than $ 50,000,000 for each single occurrence and (b) such other property damage insurance (exclusive of manufacturer's product liability insurance) with respect to the Aircraft as is the type and in the amounts usually carried by corporations engaged in the same or a similar business, similarly situated with Lessee, and owning or operating similar aircraft and engines and which covers risks of the kind customarily insured against by such corporation. Lessee shall provide at its own expense workmen's compensation insurance with all-states coverage for the crew and maintenance personnel.

         12.2 INSURANCE AGAINST LOSS OR DAMAGE TO THE AIRCRAFT. Lessee represents and warrants that it will maintain in effect, at its own expense, with insurers of recognized responsibility reasonably satisfactory to Lessor, all-risk ground and flight aircraft hull insurance covering the Aircraft, including F.O.D. (foreign object damage), fire and explosion coverage, ingestion and lightning and electrical damage, and with respect to any Engines or Parts while removed form the Aircraft, and with respect to any engines or parts while temporarily installed on the Aircraft, provided that such insurance shall at all times while the Aircraft is subject to this Lease be for an amount that, when paid, will be not less than the greater of Fair Market Sales Value or the Casualty Value of the Aircraft from time to time. Not less than five (5) days prior to the expiration of any policy of insurance, Lessee shall deliver to Lessor renewals or new policies in like amounts covering the same risks.

         12.3 LESSOR AS ADDITIONAL INSURED; NOTICE. Any policies of insurance carried in accordance with this Section and any policies taken out in substitution or replacement for any such policies (a) shall be amended to name Lessor, as owner of the Aircraft, as additional named insured as its interest may appear, (b) with respect to insurance carried in accordance with Section
12.2 covering the Aircraft shall provide that any amount(s) payable thereunder shall be paid to Lessor as loss payee (and such amounts shall be disbursed by Lessor to Lessee or other appropriate Person in payment of the costs actually incurred with respect to repairs made to the Aircraft so as to restore it to the operating condition required by Section 9 hereof or shall be disbursed by Lessor as otherwise required by this Lease), (c) shall provide that if the insurers cancel such insurance for any reason whatsoever, or any substantial change is made in the coverage that adversely affects the interests of Lessor, or the same is allowed to lapse for nonpayment of premium or such insurance coverage is reduced, such cancellation, change, lapse or reduction shall not be effective as to Lessor for thirty (30) days following receipt by Lessor of written notice by such insurers of such cancellation, change, lapse or reduction and (d) shall provide that in respect of the interest of Lessor in such policies the insurance shall not be invalidated by any action or inaction of Lessee or any other Person (other than Lessor) and shall insure Lessor's interest, as it appears, regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by Lessee or any other Person (other than Lessor). Each insurance policy and its respective coverage amounts obtained in accordance with the requirements set forth in Sections 12.1 and 12.2 shall (i) be primary without right of contribution from any other insurance that is carried by Lessor to the extent that such other insurance provides Lessor with contingent and/or excess liability insurance with respect to its interest as such in the Aircraft and (ii) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, and shall waive any right of the insurers to any set-off or counterclaim or any other deduction, by attachment or otherwise, in respect of Lessor or Lessee. Lessee shall arrange for appropriate certification as to the satisfaction of the requirements set forth above in this Section 12 to be delivered promptly (and in any case not later than the Delivery Date for such Aircraft) to Lessor by each insurer with respect thereto, which certification shall specifically acknowledge that the insurance is in conformity with this Section.

         12.4 REPORTS, ETC. Annually on the renewal date of insurance, Lessee shall furnish to Lessor a report describing in reasonable detail the insurance then carried and maintained on the Aircraft and certifying that such insurance complies with the terms hereof and a certificate of the insurer as to such insurance. Lessee will advise Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft pursuant to this Section. In the event Lessee shall fail to maintain insurance as herein provided, Lessor may, at its option, provide such insurance, and Lessee shall, upon demand, reimburse Lessor for the cost thereof.

SECTION 13. INDEMNIFICATION

         Lessee assumes liability for, and hereby agrees to indemnify, protect, save and keep harmless Lessor from and against any and all liabilities, obligations, losses, damages, penalties, claims (including, without limitation (except as set forth in the provision below) claims involving or alleging Lessor's negligence and claims involving or alleging strict or absolute liability in tort), actions, suits, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever ("Claims") that may be imposed on, incurred by or asserted against Lessor, whether or not Lessor shall also be indemnified as to any such Claim by any other Person, in any way relating to or arising out of this Lease or any documents contemplated hereby, or the performance or enforcement of any of the terms hereof or thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, sublease, possession, use, operation, maintenance, condition, registration, sale, return, storage or other disposition of the Aircraft or any part thereof or any accident in connection therewith (including, without limitation, latent and other defects, whether or not discoverable and any claim for patent, trademark or copyright infringement); provided, however, that Lessee shall not be required to indemnify Lessor for (a) any Claim in respect of the Aircraft arising from acts or events that occur after possession of the Aircraft has been redelivered to Lessor in accordance with Section 6 hereof, or (b) any Claim arising from acts that would Constitute the willful misconduct or gross negligence of Lessor. If any claim is made against Lessee or Lessor, the party receiving notice of such Claim shall promptly notify the other, but the failure of the party receiving notice to so notify the other shall not relieve either party of any obligation hereunder. Lessee shall have the right to assume the defense of any Claim or litigation arising from any Claim through counsel reasonably acceptable to Lessor in such matter provided if Lessee shall so assume the defense of such Claim or litigation, Lessor shall nevertheless have the right to participate in such defense through its counsel at the expense of Lessor and Lessee shared equally if in Lessor's reasonable judgment such participation is necessary to ensure against any impairment of its interests. Lessor will cooperate with Lessee in the defense of any Claim.
LESSEE AGREES THAT LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY
CLAIM CAUSED DIRECTLY OR INDIRECTLY BY THE INADEQUACY OF THE

AIRCRAFT OR ANY PART THEREOF FOR ANY PURPOSE OR ANY DEFICIENCY OR DEFECT THEREIN OR THE USE OR MAINTENANCE THEREOF OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY SERVICE OR INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF OR ANY LOSS OF BUSINESS, ALL OF WHICH SHALL BE THE RISK AND RESPONSIBILITY OF LESSEE.

         All of Lessor's rights, privilege and indemnities contained in this
Section 13 shall survive the expiration or other termination of this Lease and the rights, privileges and responsibilities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns. The liability of Lessee to make indemnification payments pursuant to this Section 13 shall, notwithstanding any expiration or termination of the Lease, continue to exist until such indemnity payments are made by Lessee, in full and received by Lessor. This Section 13 shall not apply to, and Lessee does not indemnify Lessor against, any impositions or assessments or assessments for federal, state or local income taxes or for taxes which are covered by Section 8 hereof.

SECTION 14. SUBLEASE; POSSESSION

         Lessee will not, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, assign any of its rights hereunder or sublet or otherwise relinquish possession of the Airframe or any Engine or install any Engine or Part, or permit any Engine or Part to be installed, on any airframe other than the Airframe. In no event may the Aircraft be subleased to a Person who is not a United States citizen or "United States Resident" within the meaning of the Federal Aviation Act.

SECTION 15. TAX INDEMNIFICATION

         15.1 Lessee represents, warrants and covenants that (a) at the commencement of this Lease, no Improvements, modifications or additions to the Aircraft (other than ancillary items of equipment of a kind that customarily are selected and furnished by purchasers or lessees of similar equipment) will be required in order to render it complete for its intended use by Lessee, and (b) at no time during the term of this Lease will Lessee take or omit to take, any action not otherwise permitted by Lessor or the terms of this Lease, which will result in the disqualification of the Aircraft or any portion thereof for, or recapture of, all or any portion of Depreciation Deductions, and (c) at no time during the term of this Lease will Lessee permit any Sublessee or Assignee to take or omit to take any action (whether or not such act or omission is otherwise permitted by Lessor or the terms of this Lease), which will result in the disqualification of the Aircraft or any portion thereof for, or recapture of, all or any portion of Depreciation Deductions. If as a result of a breach of any representation, warranty or covenant contained in the immediately preceding sentence (x) tax counsel of Lessor, in its reasonable opinion, shall determine that Lessor is not entitled to claim on its Federal income tax return all or any portion of the Tax Benefits with respect to the Aircraft, or (y) any such Tax Benefit claimed on the federal income tax return of Lessor is disallowed or adjusted by the Internal Revenue Service, or (2) any such Tax Benefit is recomputed or recaptured by Lessor's tax counsel (any such determination, disallowance, adjustment, recomputation or recapture being hereinafter called a "loss"), THEN Lessee shall pay, upon demand, to Lessor, as an indemnity and as additional Rent, such amount as shall cause Lessor's after-tax economic yields and cash flows, computed on the same assumptions including tax rates, as were utilized by lessor in originally evaluating the transaction (such yields and flows hereinafter called the "Net Economic Return") to equal the Net Economic Return that would have been realized by Lessor if such loss had not occurred.

         15.2 Lessee hereby further represents, warrants and covenants that all amounts includible in the gross income of Lessor with respect to the Aircraft, and all deductions or credits allowable to Lessor with respect to the Aircraft, will be treated as primarily derived from or allocable to sources within the United States in each and every year throughout the term of this Lease. In the event of a breach of the representation, warranty and covenant contained in the immediately preceding sentence, if any item of income credit or deduction with respect to the Aircraft shall not be treated as derived from, or allocable to, sources within the United States for a given taxable year (any such event hereinafter referred to as a "Foreign Loss"), then Lessee shall pay to Lessor as an indemnity, on the next succeeding Rent Date, or in any event within thirty
(30) days after written demand to Lessee by Lessor, such amount as, after deduction of all taxes required to be paid by Lessor in respect of the receipt of such amounts under the laws of any Federal, state or local government or taxing authority of the United States, shall equal the sum of: (a) the excess of
(x) the foreign tax credits which Lessor would have been entitled to for such year had no such Foreign Loss occurred over (y) the foreign tax credits to which Lessor was limited as a result of such year had no such Foreign Loss occurred plus (b) the amount of any interest, penalties or additions to tax payable as a result of such Foreign Loss.

         15.3 Lessee shall not be required to make any indemnity payment pursuant to Section 15.1 or 15.2 to the extent that the loss giving rise to such indemnity payment is a direct result of any event whereby Lessee is required to pay by the terms of this Lease, and shall have paid in full, the Casualty Value.

         15.4 All of Lessor's rights, privileges and indemnities contained in this Section 15 shall survive the expiration or other termination of this Lease and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by, Lessor, its successor's and assigns.

SECTION 16. EVENT OF DEFAULT

         The term Event of Default, whenever used herein, shall mean any of the following events under this Lease (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation or any administrative or governmental body).

         16.1 Lessee shall fail to make any payment of Rent when due, and such failure shall continue for more than ten (10) days after written notice thereof from Lessor to Lessee; or

         16.2 Lessee shall fail to keep in full force and effect insurance required under this Lease; or

         16.3 Lessee shall fail to perform or observe any covenant, condition or agreement (other than that referred to in 16.1 or 16.2 above) required to be performed or observed by it under this Lease or any agreement, document or certificate delivered by Lessee in connection herewith, and such failure shall continue for sixty (60) days after written notice thereof from Lessor to Lessee; provided, however, if such failure is not reasonably susceptible to cure within such sixty (60) day period, and Lessee has commenced to cure such failure within said sixty (60) day period, Lessee shall have an additional period of time to cure as may be required to effect such cure if Lessee continues to diligently prosecute such cure to completion.

         16.4 Lessee shall or shall attempt to (except as expressly permitted by the provisions of this Lease) remove, sell, transfer, encumber, part with possession of, assign or sublet the Aircraft or any part thereof, use the Aircraft for an illegal purpose, or permit the same to occur; or

         16.5 Lessee fails to pay its debts as they become due or files a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee by voluntary petition, answer or consent, seeks relief under the provisions of any other now existing or future bankruptcy or other similar law (other than a law which does not provide for or permit the readjustment or alteration of Lessee's obligations hereunder) providing for the reorganization or liquidation or corporations, or providing for an agreement, composition, extension or adjustment with its creditors; or

         16.6 A petition against Lessee in a proceeding under applicable bankruptcy laws or other insolvency laws (other than any law which does not provide for or permit any readjustment or alteration of Lessee's obligations hereunder in each case), as now or hereafter in effect, is filed and shall not be withdrawn or dismissed within ninety (90) days thereafter, or if, under the provisions of any law (other than any law which does not provide for or permit any readjustment or alteration of Lessee's obligations hereunder in each case) providing for reorganization or liquidation of corporations which may apply to Lessee, any court of competent jurisdiction shall assume jurisdiction, custody or control of Lessee or of any substantial part of its property and such jurisdiction, custody or control shall remain in force relinquished, unstayed or unterminated for a period of sixty (60) days; or

         16.7 Lessee (a) defaults on the payment of any obligation for borrowed money, under any lease (whether or not capitalized) or for the deferred purchase price of property, including interest thereon, beyond the period of grace, if any, provided with respect thereto, or (b) defaults in the performance or observance of any other term, condition or agreement contained in any such obligation or in any agreement relating thereto, if the effect of either such default is to cause, or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity or to realize upon any collateral given as security therefor and such default results in material adverse change in the financial condition of Lessee.

SECTION 17. REMEDIES

         17.1 Upon the occurrence of any Event of Default and so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by written notice to such effect given to Lessee, and at any time thereafter, Lessor may exercise one or more of the following remedies, as Lessor in its sole discretion shall lawfully elect.

              (a) proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

              (b) by notice in writing terminate this Lease, whereupon all rights of Lessee to the use of the Aircraft or any part thereof shall absolutely cease and terminate but Lessee shall remain liable as hereinafter provided; and thereupon Lessee, if so requested by Lessor, shall at its expense promptly return the Aircraft to the possession of Lessor at such place within the United States (excluding Alaska and Hawaii) as Lessor shall designate and in the condition required upon the return thereof pursuant to and in accordance with the terms hereof, or Lessor, at its option, may enter upon the premises where the Aircraft is located and take immediate possession of and remove the same together with any Engines and Parts by summary proceedings or otherwise. Lessee shall, without further demand, forthwith pay to Lessor an amount equal to any unpaid Rent due and payable for all periods up to Rent Date immediately following the date on which Lessor has declared this Lease to be in default, plus, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the Casualty Value of the Aircraft, computed as of the Rent Date immediately preceding the date on which Lessor has declared this Lease to be in default.

         17.2 Lessee shall be liable for all costs, charges and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto.

         17.3 No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any Default or Event of Default hereunder shall in anyway be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. The failure or delay of Lessor in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particularly right by Lessor shall not exhaust the same or constitute a waiver of any other right provided herein.

SECTION 18. NOTICES

         All communications and notices provided for herein shall be in writing and shall become effective when deposited in the United States mail, with proper postage for first-class mail, prepaid, addressed if to Lessor or Lessee at their respective addresses set forth below or such other address as either party may hereafter designate by written notice to the other:

                      LESSOR:                Miramonte Aviation, LLC
                                             1400 Stringtown Road
                                             Lancaster, Ohio 43130
                                             Attn.:  Monte R. Black

                      LESSEE:                MPW Management Services Corp.
                                             9711 Lancaster Road, S.E.
                                             P.O. Box 895
                                             Hebron, Ohio 43205
                                             Attn.:  Daniel P. Buettin

SECTION 19. SUCCESSORS AND ASSIGNS

         This Lease, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of, any may be enforced by, (a) Lessor and its successors, assigns, and (b) Lessee and its successors and assigns; PROVIDED, HOWEVER, that neither party shall assign this Lease without the prior written consent of the other party.

SECTION 20. MISCELLANEOUS

         20.1 The terms of this Lease shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever by written instrument signed by Lessor and Lessee.

         20.2 All agreements, indemnities, representations and warranties contained in this Lease or any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Lease and the expiration or other termination of this Lease.

         20.3 Any provision of this Lease that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee and Lessor for themselves hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         20.4 Lessor's failure at any time or times to require strict performance by Lessee of any of the terms or provisions hereof shall not waive, affect or diminish any right of Lessor to demand strict compliance and performance thereof, and any waiver of any default shall not waive or affect any other or subsequent default. None of the conditions, provisions, and terms contained herein shall be deemed to have been waived by any act or knowledge of Lessor, its agents, officers, or employees. No waiver shall be effective unless in writing specifically identifying such waiver and signed by Lessor.

         20.5 This Lease represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior understandings. This Lease shall constitute an agreement of lease and nothing herein shall be construed as conveying to Lessee any right, title or interest in or to the Aircraft, except as Lessee only.

         20.6 This Lease shall be deemed to have been delivered in, and shall be governed by and construed in accordance with the laws of the State of Ohio.

         20.7 This Lease may be executed in any number of counterparts and by the different parties hereto on separate counterparts.

         20.8 The division of this Lease into sections, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretations of this Lease.

         20.9 Although this Lease is dated as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Lease shall be effective on the latest of such dates.

         20.10 Lessee agrees to execute and deliver to Lessor all instruments, documents and other writings as may be necessary to carry out the intent and purposes of this Aircraft Lease. All charges relating to the delivery of the Aircraft to Lessee or of the return of same to Lessor including costs, expenses, and attorney fees shall be borne by Lessee and shall be paid to Lessor, forthwith.

         20.11 If Lessee holds beyond the termination date of this Aircraft Lease, Lessee shall pay rent therefor at the said rate until the Aircraft arrives at Lessor's premises.

SECTION 21. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR

         If an Event of Default should occur hereunder, Lessor may thereafter make the payment or perform or comply with the agreement, the nonpayment, nonperformance or noncompliance with which caused such Event of Default, and the amount of such payment and the amount of reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be payable by Lessee upon demand by Lessor, and such action by Lessor shall not be deemed a cure or waiver of any Default or Event of Default hereunder.

SECTION 22. TRUTH-IN-LEASING

         22.1 Lessee has reviewed the Aircraft's maintenance and operating logs since its date of manufacture and has found that the Aircraft has been maintained and inspected under Part 91 of the regulations of the Federal Aviation Administration. Lessee certifies that the Aircraft presently complies with the applicable maintenance and inspection requirements of Part 91 of the regulations of the Federal Aviation Administration.

         22.2 Lessee certifies that Lessee, and not Lessor, is responsible for operational control of the Aircraft under this Lease during the term hereof. Lessee further certifies that Lessee understands its responsibility for compliance with applicable regulations of the Federal Aviation Administration.

         22.3 Lessee certifies that the Aircraft will be maintained and inspected under Part 91 of the regulations of the Federal Aviation Administration for operations to be conducted under this Lease. Lessee understands that an explanation of Factors being an operational control and pertinent federal aviation regulations can be obtained from the nearest FAA Flight Standards District Office, General Aviation District office, or Air Carrier District Office.


         IN WITNESS WHEREOF, the parties hereto have each caused this Lease to be duly executed by the respective officers thereunto duly authorized.

                                     LESSOR:

                                     MIRAMONTE AVIATION, LLC


                                     By: /s/ Monte R. Black
                                        ----------------------------------------
                                     Printed Name: Monte R. Black
                                                   -----------------------------
                                     Its: President
                                          --------------------------------------


                                     LESSEE:

                                     MPW MANAGEMENT SERVICES CORP.


                                     By:  /s/ Daniel P. Buettin
                                        ----------------------------------------
                                     Printed Name:  Daniel P. Buettin
                                                   -----------------------------
                                     Its:  Vice President and CFO
                                          --------------------------------------



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